Exhibit 99.1
KELLY® REPORTS
SECOND QUARTER EARNINGS

Financial Highlights
•Q2 revenue declined 28.7% or 27.7% in constant currency
•Q2 operating earnings of $11.1 million, down 68.2%, or down 50.4% as adjusted
•Q2 earnings per share of $1.04, down 50.9%, or down 37.0% as adjusted

TROY, Mich. (August 6, 2020) – Kelly (Nasdaq: KELYA) (Nasdaq: KELYB), a leading specialty talent solutions provider, today announced results for the second quarter of 2020.

Peter Quigley, president and chief executive officer, announced revenue for the second quarter of 2020 totaled $1.0 billion, a 28.7% decline, or 27.7% in constant currency, compared to the corresponding quarter of 2019. Revenues declined as a result of lower demand during the quarter as customers reacted to the COVID-19 crisis.

Earnings from operations for the second quarter of 2020 totaled $11.1 million, compared to the $34.8 million reported for the second quarter of 2019. The 2020 second quarter results include an adjustment to restructuring charges, and the second quarter of 2019 results included an adjustment to restructuring charges and a $12.3 million gain on sale of assets. On an adjusted basis, earnings from operations were $10.9 million compared to $21.9 million in the corresponding quarter of 2019.

Diluted earnings per share in the second quarter of 2020 were $1.04 compared to earnings per share of $2.12 in the second quarter of 2019. Included in the earnings per share in the second quarter of 2020 is a non-cash gain, net of tax, on Kelly’s investment in Persol Holdings common stock of $0.52. Included in the earnings per share in the second quarter of 2019 is $1.07 from a non-cash gain per share on Kelly’s investment in Persol Holdings common stock, net of tax, gain on sale of assets, net of tax of $0.23, and a $0.01 per share adjustment to restructuring charges, net of tax. On an adjusted basis, earnings per share were $0.51 for the second quarter of 2020 compared to $0.81 for the corresponding quarter of 2019.

“The impact of COVID-19 continued throughout the second quarter as closures and widespread uncertainty resulted in reduced customer demand and lower top-line growth,” stated Quigley. “Amid this unprecedented environment, Kelly initiated several quick and decisive actions to protect its profitability and liquidity and captured available upside in resilient, high-margin areas of our business. While we continue to closely manage the impact of the pandemic, we’re making steady progress on our strategy toward specialization. We stayed on schedule in deploying our new front office technology and we’re now organized as five specialty businesses based on the skill sets modern organizations need to grow and thrive. I believe these are important steps in setting the stage for a more profitable and resilient portfolio in the post-pandemic world. I’m proud that Kelly’s teams have continued to advance our strategy during this stressful time while taking care of our talent and customers with speed and agility.”

In conjunction with its second quarter earnings release, Kelly has published a financial presentation on the Investor Relations page of its public website and will host a conference call at 9:00 a.m. (ET) on August 6 to review the results and answer questions. The call may be accessed in one of the following ways:

Via the Internet:
Kellyservices.com

Via the Telephone
(877) 692-8955 (toll free) or (234) 720-6979 (caller paid)
Enter access code 5728672
After the prompt, please enter “#”

A recording of the conference call will be available after 2:30 p.m. ET on August 6, 2020 at (866) 207-1041 (toll-free) and (402) 970-0847 (caller-paid). The access code is 7745119#. The recording will also be available at kellyservices.com during this period.

This release contains statements that are forward looking in nature and, accordingly, are subject to risks and uncertainties. These factors include, but are not limited to, the recent novel coronavirus (COVID-19) outbreak, competitive market pressures including pricing and technology introductions and disruptions, changing market and economic conditions, our ability to achieve our business strategy, the risk of damage to our brand, the risk our intellectual property assets could be infringed upon or compromised, our ability to successfully develop new service offerings, our exposure to risks associated with services outside traditional staffing, including business process outsourcing and services connecting talent to independent work, our increasing dependency on third parties for the execution of critical functions, the risks associated with past and future acquisitions, exposure to risks associated with investments in equity affiliates including PersolKelly Pte. Ltd., material changes in demand from or loss of large corporate customers as well as changes in their buying practices, risks particular to doing business with government or government contractors, risks associated with conducting business in foreign countries, including foreign currency fluctuations, the exposure to potential market and currency exchange risks relating to our investment in Persol Holdings, risks associated with violations of anti-corruption, trade protection and other laws and regulations, availability of qualified full-time employees, availability of temporary workers with appropriate skills required by customers, liabilities for employment-related claims and losses, including class action lawsuits and collective actions, risks arising from failure to preserve the privacy of information entrusted to us or to meet our obligations under global privacy laws, the risk of cyberattacks or other breaches of network or information technology security, our ability to sustain critical business applications through our key data centers, our ability to effectively implement and manage our information technology projects, our ability to maintain adequate financial and management processes and controls, risk of potential impairment charges triggered by adverse industry developments or operational circumstances, unexpected changes in claim trends on workers’ compensation, unemployment, disability and medical benefit plans, the impact of changes in laws and regulations (including federal, state and international tax laws), competition law risks, the risk of additional tax or unclaimed property liabilities in excess of our estimates, our ability to realize value from our tax credit and net operating loss carryforwards, our ability to maintain specified financial covenants in our bank facilities to continue to access credit markets, and other risks, uncertainties and factors discussed in this release and in the Company’s filings with the Securities and Exchange Commission. Actual results may differ materially from any forward-looking statements contained herein, and we have no intention to update these statements.

About Kelly®

Kelly, Inc. (Nasdaq: KELYA, KELYB) connects talented people to companies in need of their skills in areas including Science, Engineering, Education, Office, Contact Center, Light Industrial, and more. We’re always thinking about what’s next in the evolving world of work, and we help people ditch the script on old ways of thinking and embrace the value of all workstyles in the workplace. We directly employ nearly 440,000 people around the world, and we connect thousands more with work through our global network of talent suppliers and partners in our outsourcing and consulting practice. Revenue in 2019 was $5.4 billion. Visit kellyservices.com and let us help with what’s next for you.

# # #

MEDIA CONTACT:	ANALYST CONTACT:
Jane Stehney	James Polehna
(248) 574-9800	(248) 244-4586
stehnja@kellyservices.com	james.polehna@kellyservices.com

KELLY SERVICES, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF EARNINGS
FOR THE 13 WEEKS ENDED JUNE 28, 2020 AND JUNE 30, 2019
(UNAUDITED)
(In millions of dollars except per share data)
					%	CC %
	2020	2019	Change		Change	Change

Revenue from services	$975.3	$1,367.5	$(392.2)		(28.7)%	(27.7)%

Cost of services	786.1	1,123.5	(337.4)		(30.0)

Gross profit	189.2	244.0	(54.8)		(22.5)	(21.7)

Selling, general and administrative expenses	178.1	221.5	(43.4)		(19.6)	(18.9)

Gain on sale of assets	—	(12.3)	12.3		NM

Earnings (loss) from operations	11.1	34.8	(23.7)		(68.2)

Gain (loss) on investment in Persol Holdings	29.6	61.2	(31.6)		(51.6)

Other income (expense), net	2.6	0.2	2.4		NM

Earnings (loss) before taxes and equity in net earnings (loss) of affiliate	43.3	96.2	(52.9)		(55.0)

Income tax expense (benefit)	0.9	12.7	(11.8)		(93.2)

Net earnings (loss) before equity in net earnings (loss) of affiliate	42.4	83.5	(41.1)		(49.2)

Equity in net earnings (loss) of affiliate	(1.3)	0.3	(1.6)		NM

Net earnings (loss)	$41.1	$83.8	$(42.7)		(51.0)

Basic earnings (loss) per share	$1.04	$2.12	$(1.08)		(50.9)
Diluted earnings (loss) per share	$1.04	$2.12	$(1.08)		(50.9)

STATISTICS:

Staffing fee-based income (included in revenue from services)	$7.6	$15.7	$(8.1)		(51.5)%	(50.5)%

Gross profit rate	19.4%	17.8%	1.6	pts.

Conversion rate	5.8	14.2	(8.4)

% Return:
Earnings (loss) from operations	1.1	2.5	(1.4)
Net earnings (loss)	4.2	6.1	(1.9)

Effective income tax rate	2.0%	13.2%	(11.2)	pts.

Average number of shares outstanding (millions):
Basic	39.3	39.1
Diluted	39.4	39.2

KELLY SERVICES, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF EARNINGS
FOR THE 26 WEEKS ENDED JUNE 28, 2020 AND JUNE 30, 2019
(UNAUDITED)
(In millions of dollars except per share data)
					%	CC %
	2020	2019	Change		Change	Change

Revenue from services	$2,236.4	$2,750.1	$(513.7)		(18.7)%	(18.0)%

Cost of services	1,823.9	2,254.5	(430.6)		(19.1)

Gross profit	412.5	495.6	(83.1)		(16.8)	(16.2)

Selling, general and administrative expenses	397.6	456.3	(58.7)		(12.9)	(12.4)

Goodwill impairment charge	147.7	—	147.7		NM

Gain on sale of assets	(32.1)	(12.3)	(19.8)		(161.6)

Earnings (loss) from operations	(100.7)	51.6	(152.3)		NM

Gain (loss) on investment in Persol Holdings	(48.2)	74.4	(122.6)		NM

Other income (expense), net	4.3	(0.9)	5.2		NM

Earnings (loss) before taxes and equity in net earnings (loss) of affiliate	(144.6)	125.1	(269.7)		NM

Income tax expense (benefit)	(35.3)	19.1	(54.4)		(284.9)

Net earnings (loss) before equity in net earnings (loss) of affiliate	(109.3)	106.0	(215.3)		NM

Equity in net earnings (loss) of affiliate	(2.8)	(0.1)	(2.7)		NM

Net earnings (loss)	$(112.1)	$105.9	$(218.0)		NM

Basic earnings (loss) per share	$(2.86)	$2.69	$(5.55)		NM
Diluted earnings (loss) per share	$(2.86)	$2.68	$(5.54)		NM

STATISTICS:

Permanent placement income (included in revenue from services)	$19.9	$31.6	$(11.7)		(37.0)%	(36.1)%

Gross profit rate	18.4%	18.0%	0.4	pts.

Conversion rate	(24.4)	10.4	(34.8)

% Return:
Earnings (loss) from operations	(4.5)	1.9	(6.4)
Net earnings (loss)	(5.0)	3.9	(8.9)

Effective income tax rate	24.5%	15.3%	9.2	pts.

Average number of shares outstanding (millions):
Basic	39.2	39.0
Diluted	39.2	39.2

KELLY SERVICES, INC. AND SUBSIDIARIES
RESULTS OF OPERATIONS BY SEGMENT
(UNAUDITED)
(In millions of dollars)

	Second Quarter

			%		CC %
	2020	2019	Change		Change
Americas Staffing
Revenue from services	$326.7	$597.6	(45.3)%		(44.1)%
Gross profit	63.4	108.8	(41.7)		(40.9)
SG&A expenses excluding restructuring charges	69.8	93.8	(25.5)		(24.7)
Restructuring charges	(0.1)	(0.6)	(88.3)		(88.3)
Total SG&A expenses	69.7	93.2	(25.1)		(24.3)
Earnings (loss) from operations	(6.3)	15.6	NM
Earnings (loss) from operations excluding restructuring charges	(6.4)	15.0	NM

Gross profit rate	19.4%	18.2%	1.2	pts.

Global Talent Solutions
Revenue from services	$466.9	$505.9	(7.7)%		(7.5)%
Gross profit	103.0	99.7	3.3		3.8
SG&A expenses excluding restructuring charges	64.3	74.3	(13.5)		(13.2)
Restructuring charges	(0.1)	—	NM		NM
Total SG&A expenses	64.2	74.3	(13.6)		(13.4)
Earnings from operations	38.8	25.4	53.3
Earnings from operations excluding restructuring charges	38.7	25.4	52.7

Gross profit rate	22.1%	19.7%	2.4	pts.

International Staffing
Revenue from services	$184.6	$268.1	(31.1)%		(29.3)%
Gross profit	23.2	36.1	(36.0)		(34.3)
Total SG&A expenses	25.1	32.6	(23.2)		(21.5)
Earnings (loss) from operations	(1.9)	3.5	NM

Gross profit rate	12.5%	13.5%	(1.0)	pts.

KELLY SERVICES, INC. AND SUBSIDIARIES
RESULTS OF OPERATIONS BY SEGMENT
(UNAUDITED)
(In millions of dollars)

	June Year to Date

			%		CC %
	2020	2019	Change		Change
Americas Staffing
Revenue from services	$860.1	$1,224.1	(29.7)%		(29.0)%
Gross profit	157.0	226.0	(30.5)		(30.1)
SG&A expenses excluding restructuring charges	157.7	188.7	(16.4)		(16.0)
Restructuring charges	5.5	5.7	(2.3)		(2.3)
Total SG&A expenses	163.2	194.4	(16.0)		(15.6)
Earnings (loss) from operations	(6.2)	31.6	NM
Earnings (loss) from operations excluding restructuring charges	(0.7)	37.3	NM

Gross profit rate	18.3%	18.5%	(0.2)	pts.

Global Talent Solutions
Revenue from services	$970.1	$1,006.9	(3.7)%		(3.5)%
Gross profit	203.2	200.1	1.6		1.9
SG&A expenses excluding restructuring charges	137.1	149.0	(8.0)		(7.7)
Restructuring charges	0.8	—	NM		NM
Total SG&A expenses	137.9	149.0	(7.5)		(7.2)
Earnings from operations	65.3	51.1	27.8
Earnings from operations excluding restructuring charges	66.1	51.1	29.4

Gross profit rate	20.9%	19.9%	1.0	pts.

International Staffing
Revenue from services	$412.2	$527.0	(21.8)%		(20.2)%
Gross profit	53.1	70.7	(24.9)		(23.3)
SG&A expenses excluding restructuring charges	53.3	63.9	(16.6)		(15.1)
Restructuring charges	1.1	—	NM		NM
Total SG&A expenses	54.4	63.9	(14.9)		(13.4)
Earnings (loss) from operations	(1.3)	6.8	NM
Earnings (loss) from operations excluding restructuring charges	(0.2)	6.8	NM

Gross profit rate	12.9%	13.4%	(0.5)	pts.

KELLY SERVICES, INC. AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS
(UNAUDITED)
(In millions of dollars)

	June 28, 2020	Dec. 29, 2019	June 30, 2019
Current Assets
Cash and equivalents	$216.2	$25.8	$37.2
Trade accounts receivable, less allowances of
$11.2, $12.9, and $12.1, respectively	1,085.0	1,282.2	1,273.6
Prepaid expenses and other current assets	76.0	76.5	82.1
Properties held for sale	—	21.2	—
Total current assets	1,377.2	1,405.7	1,392.9

Noncurrent Assets
Property and equipment, net	41.6	43.1	83.4
Operating lease right-of-use assets	85.8	60.4	66.9
Deferred taxes	265.9	229.1	217.5
Goodwill, net	—	127.8	127.8
Investment in Persol Holdings	127.2	173.2	213.7
Investment in equity affiliate	113.6	117.2	122.0
Other assets	307.4	324.1	318.1
Total noncurrent assets	941.5	1,074.9	1,149.4

Total Assets	$2,318.7	$2,480.6	$2,542.3

Current Liabilities
Short-term borrowings	$0.3	$1.9	$19.3
Accounts payable and accrued liabilities	463.6	503.6	513.7
Operating lease liabilities	19.5	20.1	20.3
Accrued payroll and related taxes	210.7	267.6	283.5
Accrued workers' compensation and other claims	25.6	25.7	25.1
Income and other taxes	71.7	65.2	69.2
Total current liabilities	791.4	884.1	931.1

Noncurrent Liabilities
Operating lease liabilities	69.9	43.3	49.3
Accrued payroll and related taxes	38.4	—	—
Accrued workers' compensation and other claims	45.6	45.8	48.8
Accrued retirement benefits	180.8	187.4	178.0
Other long-term liabilities	47.0	55.5	66.9
Total noncurrent liabilities	381.7	332.0	343.0

Stockholders' Equity
Common stock	40.1	40.1	40.1
Treasury stock	(17.3)	(20.9)	(21.5)
Paid-in capital	20.5	22.5	23.2
Earnings invested in the business	1,122.8	1,238.6	1,238.1
Accumulated other comprehensive income (loss)	(20.5)	(15.8)	(11.7)
Total stockholders' equity	1,145.6	1,264.5	1,268.2

Total Liabilities and Stockholders' Equity	$2,318.7	$2,480.6	$2,542.3

STATISTICS:
Working Capital	$585.8	$521.6	$461.8
Current Ratio	1.7	1.6	1.5
Debt-to-capital %	0.0%	0.1%	1.5%
Global Days Sales Outstanding	61	58	57
Year-to-Date Free Cash Flow	$170.4	$82.2	$64.8

KELLY SERVICES, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF CASH FLOWS
FOR THE 26 WEEKS ENDED JUNE 28, 2020 AND JUNE 30, 2019
(UNAUDITED)
(In millions of dollars)

	2020	2019
Cash flows from operating activities:
Net earnings (loss)	$(112.1)	$105.9
Adjustments to reconcile net earnings (loss) to net cash from operating activities:
Goodwill impairment charge	147.7	—
Deferred income taxes on goodwill impairment charge	(23.0)	—
Depreciation and amortization	12.0	15.6
Operating lease asset amortization	10.5	11.5
Provision for bad debts	0.1	1.8
Stock-based compensation	2.4	5.2
(Gain) loss on investment in Persol Holdings	48.2	(74.4)
(Gain) loss on sale of assets	(32.1)	(12.3)
Equity in net (earnings) loss of PersolKelly Pte. Ltd.	2.8	0.1
Other, net	0.8	(0.6)
Changes in operating assets and liabilities, net of acquisitions	120.8	20.7

Net cash from operating activities	178.1	73.5

Cash flows from investing activities:
Capital expenditures	(7.7)	(8.7)
Acquisition of companies, net of cash received	(36.4)	(86.4)
Proceeds from sale of assets	55.5	13.8
Proceeds from company-owned life insurance	2.3	3.0
Other investing activities	(0.4)	(1.3)

Net cash from (used in) investing activities	13.3	(79.6)

Cash flows from financing activities:
Net change in short-term borrowings	(1.4)	17.1
Financing lease payments	(0.6)	—
Dividend payments	(3.0)	(5.9)
Payments of tax withholding for stock awards	(1.1)	(2.3)
Other financing activities	(0.1)	(0.3)

Net cash (used in) from financing activities	(6.2)	8.6

Effect of exchange rates on cash, cash equivalents and restricted cash	5.7	(0.1)

Net change in cash, cash equivalents and restricted cash	190.9	2.4
Cash, cash equivalents and restricted cash at beginning of period	31.0	40.1

Cash, cash equivalents and restricted cash at end of period	$221.9	$42.5

KELLY SERVICES, INC. AND SUBSIDIARIES
REVENUE FROM SERVICES
(UNAUDITED)
(In millions of dollars)

	Second Quarter (Americas, International and GTS)

			%	CC %
	2020	2019	Change	Change

Americas
United States	$700.1	$991.3	(29.4)%	(29.4)%
Canada	25.6	33.2	(22.7)	(19.9)
Mexico	22.5	29.7	(24.2)	(7.7)
Puerto Rico	20.0	19.6	1.9	1.9
Brazil	6.1	8.2	(25.1)	(0.1)
Total Americas	774.3	1,082.0	(28.4)	(27.7)

EMEA
Switzerland	47.4	49.9	(4.9)	(8.6)
France	39.9	64.6	(38.3)	(37.1)
Russia	29.3	28.8	1.4	13.9
Portugal	23.8	46.7	(49.2)	(48.1)
United Kingdom	17.8	30.5	(41.6)	(39.5)
Italy	13.3	20.7	(35.7)	(34.5)
Germany	7.1	9.9	(27.8)	(26.3)
Ireland	4.1	10.9	(61.9)	(61.1)
Other	11.5	16.9	(32.1)	(27.0)
Total EMEA	194.2	278.9	(30.4)	(28.6)

Total APAC	6.8	6.6	4.4	10.8

Total Kelly Services, Inc.	$975.3	$1,367.5	(28.7)%	(27.7)%

KELLY SERVICES, INC. AND SUBSIDIARIES
REVENUE FROM SERVICES
(UNAUDITED)
(In millions of dollars)

	June Year to Date (Americas, International and GTS)

			%	CC %
	2020	2019	Change	Change

Americas
United States	$1,628.6	$2,010.2	(19.0)%	(19.0)%
Canada	58.4	66.2	(11.7)	(10.0)
Mexico	51.2	57.2	(10.4)	(0.5)
Puerto Rico	37.7	38.8	(2.8)	(2.8)
Brazil	15.2	16.7	(8.5)	9.5
Total Americas	1,791.1	2,189.1	(18.2)	(17.7)

EMEA
France	92.4	128.9	(28.3)	(26.5)
Switzerland	91.6	99.4	(7.8)	(11.0)
Portugal	67.4	91.5	(26.3)	(24.4)
Russia	61.4	54.2	13.1	19.9
United Kingdom	40.1	56.7	(29.3)	(27.5)
Italy	28.0	41.3	(32.2)	(30.4)
Germany	15.1	21.0	(27.9)	(26.0)
Ireland	9.1	21.0	(56.6)	(55.5)
Other	26.7	34.9	(23.6)	(18.6)
Total EMEA	431.8	548.9	(21.3)	(19.7)

Total APAC	13.5	12.1	11.7	18.5

Total Kelly Services, Inc.	$2,236.4	$2,750.1	(18.7)%	(18.0)%

KELLY SERVICES, INC. AND SUBSIDIARIES
RECONCILIATION OF NON-GAAP MEASURES
SECOND QUARTER
(UNAUDITED)
(In millions of dollars)

	2020			2019
SG&A Expenses:	As Reported	Restructuring(4)	Adjusted	Adjusted
Americas Staffing	$69.7	$0.1	$69.8	$93.8
Global Talent Solutions	64.2	0.1	64.3	74.3
International Staffing	25.1	—	25.1	32.6
Corporate	19.5	—	19.5	22.0
Intersegment	(0.4)	—	(0.4)	(0.6)
Total Company	$178.1	$0.2	$178.3	$222.1

	2020			2019
Earnings (loss) from Operations:	As Reported	Restructuring(4)	Adjusted	Adjusted
Americas Staffing	$(6.3)	$(0.1)	$(6.4)	$15.0
Global Talent Solutions	38.8	(0.1)	38.7	25.4
International Staffing	(1.9)	—	(1.9)	3.5
Corporate	(19.5)	—	(19.5)	(22.0)
Total Company	$11.1	$(0.2)	$10.9	$21.9

	2019
SG&A Expenses:	As Reported	Gain on sale of assets(3)	Restructuring(4)	Adjusted
Americas Staffing	$93.2	$—	$0.6	$93.8
Global Talent Solutions	74.3	—	—	74.3
International Staffing	32.6	—	—	32.6
Corporate	22.0	—	—	22.0
Intersegment	(0.6)	—	—	(0.6)
Total Company	$221.5	$—	$0.6	$222.1

	2019
Earnings (loss) from Operations:	As Reported	Gain on sale of assets(3)	Restructuring(4)	Adjusted
Americas Staffing	$15.6	$—	$(0.6)	$15.0
Global Talent Solutions	25.4	—	—	25.4
International Staffing	3.5	—	—	3.5
Corporate	(9.7)	(12.3)	—	(22.0)
Total Company	$34.8	$(12.3)	$(0.6)	$21.9

KELLY SERVICES, INC. AND SUBSIDIARIES
RECONCILIATION OF NON-GAAP MEASURES
JUNE YEAR TO DATE
(UNAUDITED)
(In millions of dollars)

	2020					2019
SG&A Expenses:	As Reported	Goodwill impairment(1)	Gain on sale of assets(3)	Restructuring(4)	Adjusted	Adjusted
Americas Staffing	$163.2	$—	$—	$(5.5)	$157.7	$188.7
Global Talent Solutions	137.9	—	—	(0.8)	137.1	149.0
International Staffing	54.4	—	—	(1.1)	53.3	63.9
Corporate	42.9	—	—	(1.1)	41.8	50.2
Intersegment	(0.8)	—	—	—	(0.8)	(1.2)
Total Company	$397.6	$—	$—	$(8.5)	$389.1	$450.6

	2020					2019
Earnings (loss) from Operations:	As Reported	Goodwill impairment(1)	Gain on sale of assets(3)	Restructuring(4)	Adjusted	Adjusted
Americas Staffing	$(6.2)	$—	$—	$5.5	$(0.7)	$37.3
Global Talent Solutions	65.3	—	—	0.8	66.1	51.1
International Staffing	(1.3)	—	—	1.1	(0.2)	6.8
Corporate	(158.5)	147.7	(32.1)	1.1	(41.8)	(50.2)
Total Company	$(100.7)	$147.7	$(32.1)	$8.5	$23.4	$45.0

	2019
SG&A Expenses:	As Reported	Gain on sale of assets(3)	Restructuring(4)	Adjusted
Americas Staffing	$194.4	$—	$(5.7)	$188.7
Global Talent Solutions	149.0	—	—	149.0
International Staffing	63.9	—	—	63.9
Corporate	50.2	—	—	50.2
Intersegment	(1.2)	—	—	(1.2)
Total Company	$456.3	$—	$(5.7)	$450.6

	2019
Earnings (loss) from Operations:	As Reported	Gain on sale of assets(3)	Restructuring(4)	Adjusted
Americas Staffing	$31.6	$—	$5.7	$37.3
Global Talent Solutions	51.1	—	—	51.1
International Staffing	6.8	—	—	6.8
Corporate	(37.9)	(12.3)	—	(50.2)
Total Company	$51.6	$(12.3)	$5.7	$45.0

KELLY SERVICES, INC. AND SUBSIDIARIES
RECONCILIATION OF NON-GAAP MEASURES (continued)
(UNAUDITED)
(In millions of dollars except per share data)

	Second Quarter		June Year to Date
	2020	2019	2020	2019
Income tax expense (benefit)	$0.9	$12.7	$(35.3)	$19.1
Taxes on goodwill impairment charge(1)	—	—	23.0	—
Taxes on investment in Persol Holdings(2)	(9.0)	(18.7)	14.8	(22.8)
Taxes on gain on sale of assets(3)	—	(3.3)	(8.1)	(3.3)
Taxes on restructuring charges(4)	—	(0.1)	2.2	1.5
Adjusted income tax expense (benefit)	$(8.1)	$(9.4)	$(3.4)	$(5.5)

	Second Quarter		June Year to Date
	2020	2019	2020	2019
Net earnings (loss)	$41.1	$83.8	$(112.1)	$105.9
Goodwill impairment charge, net of taxes(1)	—	—	124.7	—
(Gain) loss on investment in Persol Holdings, net of taxes(2)	(20.6)	(42.5)	33.4	(51.6)
Gain on sale of assets, net of taxes(3)	—	(9.0)	(24.0)	(9.0)
Restructuring charges, net of taxes(4)	(0.2)	(0.5)	6.3	4.2
Adjusted net earnings	$20.3	$31.8	$28.3	$49.5

	Second Quarter		June Year to Date
	2020	2019	2020	2019
	Per Share		Per Share
Net earnings (loss)	$1.04	$2.12	$(2.86)	$2.68
Goodwill impairment charge, net of taxes(1)	—	—	3.18	—
(Gain) loss on investment in Persol Holdings, net of taxes(2)	(0.52)	(1.07)	0.85	(1.31)
Gain on sale of assets, net of taxes(3)	—	(0.23)	(0.61)	(0.23)
Restructuring charges, net of taxes(4)	—	(0.01)	0.16	0.11
Adjusted net earnings	$0.51	$0.81	$0.72	$1.25

Note: Earnings per share amounts for each quarter are required to be computed independently and may not equal the amounts computed for the total year.

KELLY SERVICES, INC. AND SUBSIDIARIES
RECONCILIATION OF NON-GAAP MEASURES
(UNAUDITED)

Management believes that the non-GAAP (Generally Accepted Accounting Principles) information excluding the 2020 goodwill impairment charge, the 2020 and 2019 gains and losses on the investment in Persol Holdings, the 2020 and 2019 gains on sale of assets, and the 2020 and 2019 restructuring charges, are useful to understand the Company's fiscal 2020 financial performance and increases comparability. Specifically, Management believes that removing the impact of these items allows for a meaningful comparison of current period operating performance with the operating results of prior periods. Management also believes that such measures are used by those analyzing performance of companies in the staffing industry to compare current performance to prior periods and to assess future performance.

These non-GAAP measures may have limitations as analytical tools because they exclude items which can have a material impact on cash flow and earnings per share. As a result, Management considers these measures, along with reported results, when it reviews and evaluates the Company's financial performance. Management believes that these measures provide greater transparency to investors and provide insight into how Management is evaluating the Company's financial performance. Non-GAAP measures should not be considered a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP.

(1) The goodwill impairment charge is the result of an interim impairment test the Company performed during the first quarter of 2020, due to a triggering event caused by a decline in the Company's common stock price.

(2) The gains and losses on the investment in Persol Holdings represent the change in fair value of the investment during the period presented and the related tax expense and benefit.

(3) Gain on sale of assets in 2020 represents the excess of the proceeds over the cost of the headquarters properties sold during the first quarter of 2020. Gain on sale of assets in 2019 primarily represents the excess of the proceeds over the cost of an unused parcel of land located near the Company headquarters sold during the second quarter of 2019.

(4) Restructuring charges in 2020 represent severance costs and lease terminations in preparation for the new operating model to be in place in the third quarter of 2020. Restructuring charges in 2019 represent severance costs primarily related to U.S. branch-based staffing operations.